                                                                    EXHIBIT 99.1

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 OCTOBER 6, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE2

                                   TERM SHEET
                                 OCTOBER 6, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2
                           $502,087,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                  EXPECTED  STATED
                                                WAL (YRS)     PAYMENT WINDOW                       FINAL    FINAL
              APPROX                            (CALL(4)/        (CALL(4)/     PAYMENT  INTEREST  MATURITY MATURITY EXPECTED RATINGS
  CLASS       SIZE ($)         COUPON           MATURITY )       MATURITY)      DELAY    ACCRUAL    (4)      (5)      (FITCH / S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1A  192,915,000  LIBOR + [ ] (1),(2)   2.33 / 2.56  1 - 84 / 1 - 202     0     Actual/360 Oct-2011 Aug-2035     AAA/AAA
CLASS A-1B   12,776,000  LIBOR + [ ] (1),(2)   2.33 / 2.58  1 - 84 / 1 - 206     0     Actual/360 Oct-2011 Aug-2035     AAA/AAA
CLASS A-2A  112,974,000  LIBOR + [ ] (1),(2)   1.00 / 1.00  1 - 22 / 1 - 22      0     Actual/360 Aug-2006 Aug-2035     AAA/AAA
CLASS A-2B   69,225,000  LIBOR + [ ] (1),(2)   3.00 / 3.00  22 - 68 / 22 - 68    0     Actual/360 Jun-2010 Aug-2035     AAA/AAA
CLASS A-2C   23,492,000  LIBOR + [ ] (1),(2)   6.76 / 8.80  68 - 84 / 68 - 206   0     Actual/360 Oct-2011 Aug-2035     AAA/AAA
CLASS M-1    35,772,000  LIBOR + [ ] (1),(3)   4.85 / 5.41  41 - 84 / 41 - 168   0     Actual/360 Oct-2011 Aug-2035     AA/AA+
CLASS M-2    21,718,000  LIBOR + [ ] (1),(3)   4.74 / 5.23  39 - 84 / 39 - 149   0     Actual/360 Oct-2011 Aug-2035      A/AA
CLASS M-3     7,665,000  LIBOR + [ ] (1),(3)   4.70 / 5.13  39 - 84 / 39 - 132   0     Actual/360 Oct-2011 Aug-2035     A-/AA-
CLASS B-1     7,665,000  LIBOR + [ ] (1),(3)   4.68 / 5.06  38 - 84 / 38 - 123   0     Actual/360 Oct-2011 Aug-2035     BBB+/A
CLASS B-2     7,665,000  LIBOR + [ ] (1),(3)   4.67 / 4.95  38 - 84 / 38 - 113   0     Actual/360 Oct-2011 Aug-2035     BBB/A-
CLASS B-3     5,110,000  LIBOR + [ ] (1),(3)   4.66 / 4.80  37 - 84 / 37 - 99    0     Actual/360 Oct-2011 Aug-2035    BBB-/BBB+
CLASS B-4     5,110,000  LIBOR + [ ] (1),(3)   4.55 / 4.56  37 - 84 / 37 - 87    0     Actual/360 Oct-2011 Aug-2035    NR / BBB
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:      502,087,000
------------------------------------------------------------------------------------------------------------------------------------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659    scott_soltas@ml.com
Vince Mora                         212-449-1437    vince_morajr@ml.com
Charles Sorrentino                 212-449-3659    charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752    matthew_whalen@ml.com
Tom Saywell                        212-449-2122    tom_saywell@ml.com
Paul Park                          212-449-6380    paul_park@ml.com
Alan Chan                          212-449-8140    alan_chan@ml.com
Fred Hubert                        212-449-5071    fred_hubert@ml.com
Alice Chu                          212-449-1701    alice_chu@ml.com
Sonia Lee                          212-449-5067    sonia_lee@ml.com
Calvin Look                        212-449-5029    calvin_look@ml.com

FITCH
Rachel Brach                       212-908-0224    rachel.brach@fitchratings.com

STANDARD & POOR'S
Michael Mccormick                  212-438-2465    michael_mccormick1@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE2

TITLE OF CERTIFICATES    Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                         Asset-Backed Certificates Series 2004-HE2, consisting of:

                         Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"),

                         Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),

                         Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), and

                         Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the "Class B Certificates")

                         The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS             Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                         J.P. Morgan Securities Inc.

DEPOSITOR                Merrill Lynch Mortgage Investors, Inc.

SELLER                   Merrill Lynch Mortgage Capital Inc.

SERVICER                 Wilshire Credit Corporation

TRUSTEE                  Wells Fargo Bank, N.A.

CUT-OFF DATE             October 1, 2004

PRICING DATE             On or about October [8], 2004

CLOSING DATE             On or about October [21], 2004

DISTRIBUTION DATES       Distribution of principal and interest on the
                         Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2004.

ERISA CONSIDERATIONS     The Offered Certificates will be ERISA eligible as of
                         the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                         Plan's acquisition and ownership of such Offered
                         Certificates.

LEGAL INVESTMENT         The Offered Certificates will not constitute
                         "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                         ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE2

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Mortgage
                              Loans, plus accrued interest on the Mortgage
                              Loans, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                The mortgage loans will consist of fixed rate and
                              adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated by First NLC (56.62%), Fieldstone (20.40%), Fremont
                              (14.66%) and CIT (8.32%) and serviced by the Wilshire Credit Corporation. The information described herein is based on a pool of Mortgage
                              Loans having an aggregate principal balance of approximately $511,034,204, as of the Cut-Off
                              Date.

TOTAL DEAL SIZE               Approximately $502,087,000

ADMINISTRATIVE FEES           The Servicer and the Trustee will be paid fees
                              aggregating 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                              Loans.

CREDIT ENHANCEMENTS           1. Excess interest

                              2. Over-Collateralization

                              3. Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.75% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.75% of the aggregate principal balance of the Mortgage
                              Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately 1.75% of original balance

                              Target: 1.75% of original balance before stepdown,
                                      3.50% of current balance after stepdown

                              Floor: 0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE2

SUBORDINATION (1):

 CLASSES          RATING (F/S)     SUBORDINATION
 -------          ------------     -------------
 Class A             AAA/AAA          19.50%
Class M-1            AA/AA+           12.50%
Class M-2             A/AA             8.25%
Class M-3            A-/AA-            6.75%
Class B-1            BBB+/A            5.25%
Class B-2            BBB/A-            3.75%
Class B-3           BBB-/BBB+          2.75%
Class B-4            NR/BBB            1.75%

CLASS SIZES:

 CLASSES          RATING (F/S)      CLASS SIZES
 -------          ------------      -----------
 Class A             AAA/AAA          80.50%
Class M-1            AA/AA+            7.00%
Class M-2             A/AA             4.25%
Class M-3            A-/AA-            1.50%
Class B-1            BBB+/A            1.50%
Class B-2            BBB/A-            1.50%
Class B-3           BBB-/BBB+          1.00%
Class B-4            NR/BBB            1.00%

INTEREST ACCRUAL              Interest will initially accrue from the
                              Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date.

COUPON STEP UP                If the 10% optional termination does not
                              occur on the first distribution date on which it is possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              on each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                              Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net
                              Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Offered
                              Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR
                              (subject to a cap equal to 8.87% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 26. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                              Certificates after the Subordinate Certificates have been written down to zero).

(1) The subordination includes the initial over-collateralization level of approximately 1.75%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE2

MAXIMUM RATE CAP              The pass-through rates of the Offered Certificates
                              will also be subject to the "Maximum Rate Cap".
                              For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage
                              Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

BASIS RISK REIMBURSEMENT      If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B)
                              8.87% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page
                              26) (provided however, that on any Distribution
                              Date on which One Month LIBOR is less then the "Lower Collar (%)" on the cap contract, then such interest shall be limited solely by the Maximum
                              Rate Cap), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE2

CASHFLOW PRIORITY             1.  Administrative Fees.

                              2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                              3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal shortfalls.

                              6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              7.  Any remaining amount will be paid in
                                  accordance with the Pooling and Servicing
                                  Agreement and will not be available for
                                  payment to holders of the Offered
                                  Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be distributed pro rata between the Class A-1 and Class A-2 Certificates.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates, or if the Certificate principal balance of the Class A-1A Certificates has been reduced to zero, solely to the Class A-1B Certificates. Notwithstanding the foregoing, on any Distribution Date following the Distribution Date on which the aggregate Certificate principal balance of the Subordinate Certificates has been reduced to zero, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificates will be allocated first to the Class A-2A Certificates until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates until their Class Certificate Balance has been reduced to zero and then to the Class A-2C Certificates until their Class Certificate Balance has been reduced to zero.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, and eighth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A       39.00%*
CLASS M-1     25.00%*
CLASS M-2     16.50%*
CLASS M-3     13.50%*
CLASS B-1     10.50%*
CLASS B-2      7.50%*
CLASS B-3      5.50%*
CLASS B-4      3.50%*

*includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Required
DISTRIBUTION DATE             Percentage (i.e., the sum of the outstanding
                              principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement
                              Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              39.00%
                              or
                              (17.75%+1.75%)*2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-HE2

TRIGGER EVENT           The situation that exists with respect to any
                        Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [ ]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
----------------------------         ------------------------
November 2007 - October 2008         []% with respect to November 2007, plus an additional 1/12th of
                                     []% for each month thereafter
November 2008 - October 2009         []% with respect to November 2008, plus an additional 1/12th of
                                     []% for each month thereafter
November 2009 - October 2010         []% with respect to November 2009, plus an additional 1/12th of
                                     []% for each month thereafter
November 2010 and thereafter         []%

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-HE2
                      COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                 $511,034,204
Aggregate Original Principal Balance                                                    $512,832,933
Number of Mortgage Loans                                                                       3,075

                                          MINIMUM                   MAXIMUM              AVERAGE (1)
                                          -------                   -------              -----------
Original Principal Balance               $10,950                   $658,800                $166,775
Outstanding Principal Balance            $10,910                   $657,703                $166,190

                                          MINIMUM                   MAXIMUM          WEIGHTED AVERAGE (2)
                                          -------                   -------          --------------------
Original Term (mos)                         120                        360                    356
Stated remaining Term (mos)                 112                        358                    351
Loan Age (mos)                                2                         13                      5
Current Interest Rate                     4.500%                    14.750%                 7.003%
Initial Interest Rate Cap(4)              1.000%                     3.000%                 2.984%
Periodic Rate Cap(4)                      1.000%                     2.000%                 1.031%
Gross Margin(4)                           4.400%                    10.850%                 6.535%
Maximum Mortgage Rate(4)                  8.640%                    18.875%                13.657%
Minimum Mortgage Rate(4)                  4.400%                    11.000%                 6.879%
Months to Roll(4)                             5                         56                     25
Original Loan-to-Value                    17.50%                    100.00%                 82.93%
Credit Score (3)                            500                        815                    647

                                                                    EARLIEST               LATEST
                                                                    --------               ------
Maturity Date                                                       02/23/14              08/01/34

LIEN POSITION                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
1st Lien                                    97.63%
2nd Lien                                     2.37%

OCCUPANCY                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Primary                                     93.05%
Second Home                                  2.57%
Investment                                   4.38%

LOAN TYPE                          PERCENT OF MORTGAGE POOL
---------                          ------------------------
Fixed Rate                                  33.82%
ARM                                         66.18%

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
-----------------                  ------------------------
Fully Amortizing                            75.60%
Interest Only                               23.51%
Balloon                                      0.89%

YEAR OF ORIGINATION                PERCENT OF MORTGAGE POOL
-------------------                ------------------------
2003                                         0.12%
2004                                        99.88%

LOAN PURPOSE                       PERCENT OF MORTGAGE POOL
------------                       ------------------------
Purchase                                    46.92%
Refinance - Rate/Term                        3.75%
Refinance - Cashout                         49.33%

PROPERTY TYPE                      PERCENT OF MORTGAGE POOL
-------------                      ------------------------
Single Family                              73.58%
Planned Unit Development                    8.74%
Townhouse                                   0.64%
Condominium                                 7.75%
2-4 Family                                  9.26%
Manufactured Housing                        0.03%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-HE2
                      COLLATERAL SUMMARY

MORTGAGE RATES

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
   RANGE OF               MORTGAGE       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
MORTGAGE RATES              LOANS      OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------------
5.500% or less                 92      $ 23,316,742     4.56%     5.310%     688       $253,443    78.18%    69.20%
5.501% to 6.000%              327        78,643,446    15.39      5.830      683        240,500    78.16     59.22
6.001% to 6.500%              430        89,822,035    17.58      6.328      667        208,888    81.00     43.00
6.501% to 7.000%              640       124,583,673    24.38      6.826      651        194,662    83.80     45.41
7.001% to 7.500%              446        74,459,974    14.57      7.320      625        166,951    84.67     60.90
7.501% to 8.000%              394        56,842,935    11.12      7.792      622        144,271    85.58     63.13
8.001% to 8.500%              193        25,315,092     4.95      8.309      596        131,166    85.00     66.24
8.501% to 9.000%              177        16,955,857     3.32      8.801      585         95,796    85.71     78.26
9.001% to 9.500%               66         5,498,986     1.08      9.272      577         83,318    82.48     76.18
9.501% to 10.000%              44         3,347,293     0.66      9.785      584         76,075    86.09     74.87
10.001% to 10.500%             23         1,726,256     0.34     10.272      634         75,055    87.41     49.15
10.501% to 11.000%             37         1,808,164     0.35     10.802      634         48,869    95.07     55.11
11.001% to 11.500%             15           464,461     0.09     11.319      650         30,964    87.92     49.43
11.501% to 12.000%             53         2,801,710     0.55     11.834      645         52,862    98.38     15.06
12.001% to 12.500%             54         2,283,470     0.45     12.255      630         42,286    99.21     19.44
12.501% to 13.000%             23         1,056,859     0.21     12.852      661         45,950    99.03     10.62
13.001% to 13.500%             23           994,831     0.19     13.281      668         43,254    99.37      3.98
13.501% to 14.000%             23           643,938     0.13     13.855      650         27,997    99.34      0.00
14.001% to 14.500%             14           441,500     0.09     14.231      641         31,536    97.57      2.47
14.501% to 15.000%              1            26,983     0.01     14.750      631         26,983   100.00      0.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,075      $511,034,204   100.00%     7.003%     647       $166,190    82.93%    54.59%
------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.003% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
        RANGE OF           MORTGAGE       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
REMAINING TERMS (MONTHS)     LOANS      OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------------
109 to 120                       3         $286,999      0.06%     6.674%     620       $95,666     56.21%    18.76%
169 to 180                     173        9,011,231      1.76      9.565      636        52,088     84.03     50.98
229 to 240                      45        3,726,282      0.73      7.882      634        82,806     80.07     67.98
289 to 300                       1          363,421      0.07      6.875      623       363,421     95.00    100.00
337 to 348                       1           70,376      0.01      6.750      605        70,376     80.00    100.00
349 to 360                   2,852      497,575,896     97.37      6.950      647       174,466     82.94     54.54
-------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,075     $511,034,204    100.00%     7.003%     647      $166,190     82.93%    54.59%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-HE2
                      COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------------------
$50,000 or less                  326     $ 11,185,593      2.19%    10.105%     636      $ 34,312     89.03%    52.66%
$50,001 to $100,000              654       50,655,801      9.91      8.034      625        77,455     83.16     68.60
$100,001 to $150,000             687       85,974,128     16.82      7.296      630       125,144     83.40     69.97
$150,001 to $200,000             461       80,201,100     15.69      7.013      641       173,972     83.69     58.46
$200,001 to $250,000             339       75,394,878     14.75      6.831      645       222,404     83.75     55.03
$250,001 to $300,000             222       60,635,657     11.87      6.641      656       273,134     82.14     42.76
$300,001 to $350,000             159       51,559,491     10.09      6.590      660       324,274     83.45     42.71
$350,001 to $400,000             121       45,386,938      8.88      6.324      666       375,099     81.19     40.41
$400,001 to $450,000              38       16,115,406      3.15      6.286      677       424,090     78.96     49.58
$450,001 to $500,000              52       25,027,548      4.90      6.605      673       481,299     80.49     41.95
$500,001 to $550,000               7        3,636,258      0.71      6.077      680       519,465     79.83     56.85
$550,001 to $600,000               8        4,603,705      0.90      6.898      653       575,463     80.19     50.18
$650,001 to $700,000               1          657,703      0.13      5.890      713       657,703     90.00    100.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,075     $511,034,204    100.00%     7.003%     647      $166,190     82.93%    54.59%
---------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,910 to approximately $657,703 and the average outstanding principal balance of the Mortgage Loans was approximately $166,190.

PRODUCT TYPES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
PRODUCT TYPES                 LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------------
Balloon Loans                   127    $  4,540,775      0.89%    11.694%     652      $ 35,754     97.24%    42.79%
10 to 14 Year Fixed Loans         2         260,642      0.05      6.605      623       130,321     59.48     10.54
15 to 19 Year Fixed Loans        46       4,470,456      0.87      7.403      620        97,184     70.61     59.29
20 to 24 Year Fixed Loans        44       3,621,780      0.71      7.919      633        82,313     80.07     67.05
25 to 29 Year Fixed Loans         1         363,421      0.07      6.875      623       363,421     95.00    100.00
30 Year Fixed Loans             938     159,582,335     31.23      7.006      666       170,130     80.71     61.99
Six-Month LIBOR Loan              1          40,808      0.01      7.825      589        40,808     85.00      0.00
2/28 LIBOR ARM Loans          1,094     194,182,823     38.00      6.861      643       177,498     86.47     58.86
3/27 LIBOR ARM Loans            793     138,695,591     27.14      7.025      631       174,900     80.56     39.44
5/25 LIBOR ARM Loans             21       3,227,323      0.63      6.064      657       153,682     83.93     75.13
5/25 Treasury ARM Loans           8       2,048,250      0.40      7.264      658       256,031     80.48     59.86
-------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,075    $511,034,204    100.00%     7.003%     647      $166,190     82.93%    54.59%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-HE2
                                  COLLATERAL SUMMARY

ADJUSTMENT TYPE

                               AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED
                  NUMBER OF    PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                  MORTGAGE      BALANCE       MORTGAGE      AVERAGE       CREDIT       BALANCE      ORIGINAL     FULL
ADJUSTMENT TYPE    LOANS      OUTSTANDING      POOL         COUPON        SCORE      OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------
ARM                   1,917   $338,194,795        66.18%       6.923%        639     $   176,419       83.98%     51.05%
Fixed Rate            1,158    172,839,409        33.82        7.158         663         149,257       80.87      61.52
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                3,075   $511,034,204       100.00%       7.003%        647     $   166,190       82.93%     54.59%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-HE2
                                  COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER      AGGREGATE      PERCENT             WEIGHTED    AVERAGE      WEIGHTED
                                OF        PRINCIPAL        OF      WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE       PERCENT
                             MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT     BALANCE       ORIGINAL        FULL
GEOGRAPHIC DISTRIBUTION       LOANS      OUTSTANDING       POOL     COUPON    SCORE    OUTSTANDING       LTV           DOC
----------------------------------------------------------------------------------------------------------------------------
Arizona                           96    $  12,119,916        2.37%    7.072%      649  $   126,249       84.31%        36.97%
Arkansas                          11          978,967        0.19     7.823       638       88,997       92.84         70.40
California                       771      190,631,875       37.30     6.543       664      247,253       79.79         37.72
Colorado                          78       14,920,822        2.92     6.886       641      191,293       90.73         68.43
Connecticut                       28        4,620,617        0.90     7.911       632      165,022       84.15         71.67
Delaware                           3          419,383        0.08     7.137       608      139,794       78.40        100.00
District of Columbia               1          292,000        0.06     6.400       696      292,000       80.00          0.00
Florida                          530       69,692,773       13.64     7.491       631      131,496       83.34         65.71
Georgia                           33        4,202,947        0.82     7.428       612      127,362       87.60         81.17
Hawaii                             8        1,894,288        0.37     6.407       693      236,786       84.13         55.56
Idaho                              7          599,791        0.12     7.196       656       85,684       82.91         92.52
Illinois                         244       40,238,824        7.87     7.307       624      164,913       84.12         66.03
Indiana                           61        4,398,621        0.86     7.731       605       72,109       85.49         89.71
Iowa                              29        2,491,148        0.49     8.353       616       85,902       91.44        100.00
Kansas                            24        2,781,376        0.54     7.771       637      115,891       95.15         90.84
Kentucky                          11        1,125,879        0.22     7.091       613      102,353       84.34         42.01
Louisiana                         19        2,313,438        0.45     7.715       599      121,760       82.73         45.81
Maryland                         101       17,187,744        3.36     7.406       636      170,176       85.14         56.37
Massachusetts                     44       11,234,253        2.20     6.934       660      255,324       79.90         62.28
Michigan                         115       12,590,281        2.46     7.894       608      109,481       87.16         69.46
Minnesota                         26        4,620,994        0.90     7.125       640      177,731       86.27         59.63
Mississippi                        1           75,000        0.01     7.550       635       75,000      100.00        100.00
Missouri                          39        3,634,173        0.71     7.691       612       93,184       90.68         78.42
Montana                            2          188,046        0.04     6.356       656       94,023       89.33        100.00
Nebraska                           3          197,682        0.04     7.096       693       65,894       76.25        100.00
Nevada                            54        8,945,397        1.75     6.947       655      165,656       81.64         41.43
New Hampshire                      1          160,973        0.03     5.750       723      160,973       62.55        100.00
New Jersey                        12        3,125,613        0.61     7.051       634      260,468       85.59         47.58
New Mexico                         2          192,888        0.04     8.414       589       96,444       84.42        100.00
New York                          65       19,969,160        3.91     6.552       691      307,218       83.90         54.55
North Carolina                    85        7,964,150        1.56     7.763       617       93,696       86.44         89.16
Ohio                              59        6,009,274        1.18     7.058       628      101,852       84.90         73.14
Oklahoma                          15        1,490,551        0.29     7.493       634       99,370       89.23         82.05
Oregon                            28        3,302,277        0.65     6.796       659      117,938       82.26         61.30
Pennsylvania                     128       12,540,153        2.45     7.148       641       97,970       85.91         76.73
Rhode Island                      20        3,776,364        0.74     7.144       644      188,818       79.26         53.06
South Carolina                     9        1,041,484        0.20     6.731       594      115,720       82.93         93.10
South Dakota                       2          128,536        0.03     8.025       631       64,268       87.64        100.00
Tennessee                         39        4,101,748        0.80     7.518       629      105,173       89.03         76.22
Texas                             89        9,963,693        1.95     7.171       653      111,952       84.31         61.33
Utah                              27        3,827,939        0.75     6.817       658      141,776       85.03         37.27
Virginia                          53        6,457,143        1.26     7.614       625      121,833       86.23         69.67
Washington                        77       12,159,308        2.38     6.888       638      157,913       85.68         64.58
West Virginia                      4          324,233        0.06     6.050       620       81,058       75.50         66.60
Wisconsin                         20        1,902,420        0.37     7.548       622       95,121       81.36         65.26
Wyoming                            1          200,065        0.04     6.990       636      200,065      100.00        100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,075    $ 511,034,204      100.00%    7.003%      647  $   166,190       82.93%        54.59%
----------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2004-HE2
                                  COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL          MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING       POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                    62   $  8,016,277         1.57%      6.617%        644    $   129,295       40.84%     44.42%
50.01% to 55.00%                  29      4,060,210         0.79       6.909         649        140,007       52.56      54.67
55.01% to 60.00%                  33      5,453,484         1.07       6.826         647        165,257       57.51      45.59
60.01% to 65.00%                  62     10,649,819         2.08       6.466         637        171,771       63.44      68.78
65.01% to 70.00%                 119     20,714,849         4.05       6.896         626        174,074       68.75      53.81
70.01% to 75.00%                 185     29,845,599         5.84       6.973         628        161,328       73.99      45.59
75.01% to 80.00%               1,108    216,436,146        42.35       6.641         660        195,339       79.79      38.25
80.01% to 85.00%                 287     46,696,256         9.14       7.200         612        162,705       84.49      63.51
85.01% to 90.00%                 419     74,017,879        14.48       7.047         643        176,654       89.70      66.41
90.01% to 95.00%                 179     26,483,014         5.18       7.318         652        147,950       94.64      83.83
95.01% to 100.00%                592     68,660,672        13.44       8.032         647        115,981       99.87      79.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,075   $511,034,204       100.00%      7.003%        647    $   166,190       82.93%     54.59%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.50% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.37% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.10%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.76%.

LOAN PURPOSE

                                         AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                           MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
LOAN PURPOSE                 LOANS      OUTSTANDING      POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            1,494   $252,102,883        49.33%      7.008%        631    $   168,744       81.67%     64.04%
Purchase                       1,455    239,784,195        46.92       6.982         665        164,800       84.38      43.79
Refinance - Rate Term            126     19,147,126         3.75       7.196         625        151,961       81.36      65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                         3,075   $511,034,204       100.00%      7.003%        647    $   166,190       82.93%     54.59%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                        AGGREGATE                               WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
PROPERTY TYPE                LOANS     OUTSTANDING      POOL        COUPON        SCORE     OUTSTANDING       LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Single Family                  2,346   $376,006,032        73.58%      7.008%        644    $   160,275       83.04%     55.46%
Townhouse                         22      3,277,374         0.64       7.595         643        148,972       86.21      37.50
Condominium                      253     39,629,109         7.75       7.008         658        156,637       81.88      46.92
Two-to-Four Family               216     47,299,279         9.26       6.947         664        218,978       80.54      54.62
Planned Unit Development         236     44,674,466         8.74       6.966         648        189,299       85.17      55.14
Manufactured Housing               2        147,944         0.03       7.086         639         73,972       86.94     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,075   $511,034,204       100.00%      7.003%        647    $   166,190       82.93%     54.59%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

DOCUMENTATION

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  CIT UNDERWRITING           LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
Full Documentation             217     $ 25,413,057       4.97%      6.572%     626      $   117,111    84.84%     100.00%
No Income Verification         109       15,513,210       3.04       6.646      666          142,323    79.43        0.00
24 Month Bank Statements        13        1,327,894       0.26       6.610      608          102,146    84.91        0.00
12 Month Bank Statements         1          167,388       0.03       5.600      703          167,388    90.00        0.00
Stated Income                    1           94,354       0.02      11.750      538           94,354    70.00        0.00
-------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                     341     $ 42,515,903       8.32%      6.608%     640      $   124,680    82.86%      59.77%
-------------------------------------------------------------------------------------------------------------------------

FIELDSTONE UNDERWRITING
Full Documentation             405     $ 70,766,621      13.85%      6.926%     648      $   174,732    86.61%     100.00%
Stated Income                   94       21,109,252       4.13       6.893      702          224,567    76.65        0.00
24 Month Bank Statements        28        6,685,123       1.31       6.649      645          238,754    84.22        0.00
12 Month Bank Statements        22        5,158,182       1.01       6.759      653          234,463    77.32        0.00
Lite Documentation               3          469,121       0.09       7.463      618          156,374    78.17        0.00
1099                             1           43,464       0.01       7.650      638           43,464    80.00        0.00
-------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                     553     $104,231,764      20.40%      6.896%     659      $   188,484    83.94%      67.89%
-------------------------------------------------------------------------------------------------------------------------

FIRST NLC UNDERWRITING
No Income Verification         901     $155,592,519      30.45%      7.142%     653      $   172,689    80.99%       0.00%
Full Documentation             971      133,767,666      26.18       7.334      616          137,763    84.32      100.00
-------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                   1,872     $289,360,185      56.62%      7.231%     636      $   154,573    82.53%      46.23%
-------------------------------------------------------------------------------------------------------------------------

FREMONT UNDERWRITING
Full Documentation             217     $ 49,035,723       9.60%      6.407%     680      $   225,971    85.11%     100.00%
Stated Income                   79       21,129,915       4.13       6.787      674          267,467    79.82        0.00
Easy Documentation              13        4,760,715       0.93       6.087      655          366,209    76.92        0.00
SUB-TOTAL:                     309     $ 74,926,353      14.66%      6.494%     677      $   242,480    83.10%      65.45%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,075     $511,034,204     100.00%      7.003%     647      $   166,190    82.93%      54.59%
-------------------------------------------------------------------------------------------------------------------------

OCCUPANCY


                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
 OCCUPANCY                   LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
Primary                      2,828     $475,518,978      93.05%     6.997%       645     $   168,147    83.22%     54.72%
Investment                     152       22,377,343       4.38      7.346        680         147,219    79.61      60.84
Second Home                     95       13,137,884       2.57      6.632        680         138,294    78.15      39.33
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,075     $511,034,204     100.00%     7.003%       647     $   166,190    82.93%     54.59%
------------------------------------------------------------------------------------------------------------------------

      The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                                  AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOANS AGE    MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
    (MONTHS)           LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC
--------------------------------------------------------------------------------------------------------------------
2                         81     $  9,801,795       1.92%      7.864%      619      $   121,010    83.27%     64.30%
3                        464       71,643,003      14.02       7.675       638          154,403    83.35      46.12
4                        855      140,382,010      27.47       7.142       648          164,189    81.95      55.49
5                        748      123,875,291      24.24       6.863       641          165,609    84.10      55.95
6                        795      141,682,198      27.72       6.644       655          178,217    82.44      56.27
7                         79       16,745,283       3.28       6.568       663          211,966    84.54      47.26
8                         50        6,392,614       1.25       6.857       656          127,852    82.83      68.18
9                          1          379,606       0.07       6.990       602          379,606    90.00     100.00
11                         1           62,026       0.01       9.200       667           62,026    80.00       0.00
13                         1           70,376       0.01       6.750       605           70,376    80.00     100.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 3,075     $511,034,204     100.00%      7.003%      647      $   166,190    82.93%     54.59%
-------------------------------------------------------------------------------------------------------------------

      As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                  AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
    PENALTY TERM       LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC
--------------------------------------------------------------------------------------------------------------------
None                     581     $ 80,727,510      15.80%      7.509%      634      $   138,946    83.55%     58.28%
6 Months                  21        2,491,832       0.49       7.720       630          118,659    95.46      96.79
12 Months                 95       22,060,148       4.32       6.822       662          232,212    81.09      52.93
24 Months                864      163,627,644      32.02       6.781       650          189,384    86.63      58.92
30 Months                 11        2,372,963       0.46       6.651       667          215,724    85.74      57.53
36 Months              1,494      238,370,106      46.64       7.000       648          159,552    80.23      50.24
60 Months                  9        1,384,002       0.27       6.273       667          153,778    75.62      23.28
-------------------------------------------------------------------------------------------------------------------
TOTAL:                 3,075     $511,034,204     100.00%      7.003%      647      $   166,190    82.93%     54.59%
-------------------------------------------------------------------------------------------------------------------

      The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

CREDIT SCORES

                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
   RANGE OF         MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
CREDIT SCORES        LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------
500 to 500               2     $    241,302       0.05%     8.244%      500      $   120,651    77.64%     100.00%
501 to 525              56        6,821,503       1.33      8.498       513          121,813    75.20      100.00
526 to 550             160       21,227,742       4.15      8.180       539          132,673    76.57       85.43
551 to 575             182       25,046,709       4.90      7.708       561          137,619    79.60       78.66
576 to 600             323       42,820,327       8.38      7.485       589          132,571    85.17       69.92
601 to 625             532       86,315,310      16.89      7.196       614          162,247    85.25       63.71
626 to 650             594       97,938,242      19.16      7.034       638          164,879    84.06       44.04
651 to 675             467       83,127,882      16.27      6.773       663          178,004    83.42       41.81
676 to 700             310       58,290,366      11.41      6.568       688          188,033    81.91       44.85
701 to 725             187       37,555,868       7.35      6.565       711          200,834    83.25       47.20
726 to 750             143       25,851,347       5.06      6.395       738          180,779    81.19       49.77
751 to 775              79       16,445,817       3.22      6.347       761          208,175    81.60       58.82
776 to 800              36        8,977,259       1.76      6.328       785          249,368    77.33       51.33
801 to 815               4          374,529       0.07      6.404       810           93,632    53.57       66.40
-----------------------------------------------------------------------------------------------------------------
TOTAL:               3,075     $511,034,204     100.00%     7.003%      647      $   166,190    82.93%      54.59%
-----------------------------------------------------------------------------------------------------------------

      The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

CREDIT GRADE

                                         AGGREGATE                                   WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL       PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                            MORTGAGE      BALANCE         MORTGAGE       AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
   CIT UNDERWRITING          LOANS      OUTSTANDING         POOL         COUPON       SCORE      OUTSTANDING       LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
AA                             130      $ 20,182,082         3.95%        6.356%       682       $   155,247     83.29%       42.88%
A                              104        11,821,697         2.31         6.556        617           113,670     84.33        62.62
B+                              63         6,570,070         1.29         6.950        592           104,287     82.00        86.02
B                               33         3,379,725         0.66         7.391        578           102,416     78.97        95.04
C+                               7           375,693         0.07         7.755        569            53,670     74.16        81.33
C                                3           156,489         0.03         8.431        558            52,163     60.63       100.00
NS                               1            30,148         0.01         9.390        540            30,148     65.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                     341      $ 42,515,903         8.32%        6.608%       640       $   124,680     82.86%       59.77%
-----------------------------------------------------------------------------------------------------------------------------------

FIELDSTONE UNDERWRITING
A+                             104      $ 18,741,909         3.67%        7.133%       635       $   180,211     99.51%       88.68%
A                              421        81,947,244        16.04         6.802        669           194,649     80.70        62.15
A-                              12         1,750,495         0.34         7.725        558           145,875     74.46        81.28
B+                               5           509,282         0.10         7.468        560           101,856     88.42       100.00
B                                8         1,064,860         0.21         7.742        549           133,107     75.76       100.00
C                                3           217,974         0.04         9.497        558            72,658     70.61       100.00
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                     553      $104,231,764        20.40%        6.896%       659       $   188,484     83.94%       67.89%
-----------------------------------------------------------------------------------------------------------------------------------

FIRST NLC UNDERWRITING
AA                               3      $    450,883         0.09%        7.307%       716       $   150,294     85.91%        0.00%
A+                               8         1,187,556         0.23         6.903        662           148,444     82.95        76.53
A                              838       142,935,773        27.97         6.844        667           170,568     84.17        44.86
A-                             531        79,944,809        15.64         7.271        633           150,555     82.04        26.54
B+                             119        14,676,531         2.87         7.753        610           123,332     82.85        60.42
B                              120        14,980,074         2.93         7.898        589           124,834     82.13        64.07
B-                              27         5,367,286         1.05         7.903        570           198,788     81.76        77.94
C+                              73        10,042,474         1.97         8.051        555           137,568     78.01        70.89
C                              153        19,774,799         3.87         8.385        532           129,247     75.15        89.80
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                   1,872      $289,360,185        56.62%        7.231%       636       $   154,573     82.53%       46.23%
-----------------------------------------------------------------------------------------------------------------------------------

FREMONT UNDERWRITING
A+XP                           152      $ 36,763,472         7.19%        6.344%       680       $   241,865     79.09%       70.53%
A+XT                           124        30,145,732         5.90         6.628        679           243,111     88.98        58.27
AXP                             18         4,914,392         0.96         6.062        663           273,022     72.88        64.15
AXTH                             7         1,796,634         0.35         7.931        648           256,662     98.05        80.34
ASE                              2           132,402         0.03         7.898        634            66,201     80.00        53.15
A-XP                             3           805,680         0.16         6.771        661           268,560     79.80        71.06
BXP                              2           303,528         0.06         7.616        608           151,764     75.87       100.00
CXP                              1            64,513         0.01        10.350        618            64,513     65.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                     309      $ 74,926,353        14.66%        6.494%       677       $   242,480     83.10%       65.45%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,075      $511,034,204       100.00%        7.003%       647       $   166,190     82.93%       54.59%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE2
                         COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
     RANGE OF        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   GROSS MARGINS       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------
4.001% to 4.500%           5    $  1,108,821      0.33%     4.984%    679     $   221,764    82.10%   85.76%
4.501% to 5.000%          28       6,275,753      1.86      5.343     681         224,134    82.66    53.43
5.001% to 5.500%         214      43,021,625     12.72      6.360     656         201,036    88.35    64.78
5.501% to 6.000%         311      64,952,977     19.21      6.400     653         208,852    84.96    54.13
6.001% to 6.500%         428      82,948,039     24.53      6.650     651         193,804    82.53    38.56
6.501% to 7.000%         336      61,005,762     18.04      6.923     640         181,565    83.40    45.29
7.001% to 7.500%         193      28,944,176      8.56      7.491     617         149,970    81.05    44.02
7.501% to 8.000%         155      22,869,204      6.76      7.955     600         147,543    84.81    58.94
8.001% to 8.500%         121      14,579,776      4.31      8.501     589         120,494    81.89    61.71
8.501% to 9.000%          80       8,543,716      2.53      9.007     568         106,796    85.31    83.27
9.001% to 9.500%          21       1,596,835      0.47      9.579     567          76,040    84.54    85.77
9.501% to 10.000%         16       1,585,588      0.47     10.012     573          99,099    88.79   100.00
10.001% to 10.500%         7         608,754      0.18     10.606     556          86,965    73.05    58.30
10.501% to 11.000%         2         153,768      0.05     11.460     534          76,884    75.80    38.64
-----------------------------------------------------------------------------------------------------------
TOTAL:                 1,917    $338,194,795    100.00%     6.923%    639     $   176,419    83.98%   51.05%
-----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.400% per annum to 10.850% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.535% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 MORTGAGE RATES        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------
11.500% or less           21    $  5,095,098       1.51%    5.239%     685    $   242,624    82.84%   77.38%
11.501% to 12.000%        72      13,098,368       3.87     5.718      663        181,922    83.01    67.00
12.001% to 12.500%       148      29,960,098       8.86     5.934      674        202,433    82.54    57.25
12.501% to 13.000%       239      50,875,227      15.04     6.270      658        212,867    84.67    49.72
13.001% to 13.500%       340      65,831,908      19.47     6.589      648        193,623    84.02    44.41
13.501% to 14.000%       422      78,044,037      23.08     6.993      642        184,938    84.48    40.58
14.001% to 14.500%       209      33,826,909      10.00     7.400      619        161,851    82.78    53.30
14.501% to 15.000%       178      26,826,869       7.93     7.820      609        150,713    84.00    54.26
15.001% to 15.500%       103      15,181,288       4.49     8.330      589        147,391    85.06    58.67
15.501% to 16.000%       107      11,951,030       3.53     8.807      572        111,692    85.00    77.69
16.001% to 16.500%        34       3,522,109       1.04     9.255      564        103,591    82.74    80.03
16.501% to 17.000%        27       2,373,442       0.70     9.744      573         87,905    85.18    77.68
17.001% to 17.500%         9       1,005,501       0.30    10.277      579        111,722    81.99    74.75
17.501% to 18.000%         7         423,810       0.13    10.465      555         60,544    86.59    90.37
18.501% to 19.000%         1         179,101       0.05     6.375      646        179,101    80.00     0.00
-----------------------------------------------------------------------------------------------------------
TOTAL:                 1,917    $338,194,795     100.00%    6.923%     639    $   176,419    83.98%   51.05%
-----------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.640% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.657% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE2
                         COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
    NEXT RATE        MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
ADJUSTMENT DATE        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------
March 2005                 1    $     40,808      0.01%    7.825%      589    $    40,808   85.00%     0.00%
February 2006             31       2,204,626      0.65     6.658       637         71,117   84.11     69.12
March 2006                51       9,189,002      2.72     6.529       656        180,177   84.66     61.83
April 2006               313      49,822,230     14.73     6.542       644        159,176   84.34     62.36
May 2006                 317      57,165,578     16.90     6.856       639        180,333   88.47     60.18
June 2006                227      45,076,142     13.33     6.912       647        198,573   87.43     57.04
July 2006                132      27,516,844      8.14     7.409       642        208,461   85.23     48.86
August 2006               23       3,208,401      0.95     7.575       634        139,496   87.66     76.84
February 2007              3         332,248      0.10     6.883       646        110,749   81.25     13.80
March 2007                18       3,839,238      1.14     6.162       648        213,291   79.65      8.95
April 2007               123      25,667,616      7.59     6.569       637        208,680   79.57     32.32
May 2007                 243      40,605,640     12.01     6.860       630        167,101   80.22     42.58
June 2007                214      34,269,276     10.13     7.321       627        160,137   81.22     44.65
July 2007                154      28,588,648      8.45     7.318       635        185,641   81.18     36.16
August 2007               38       5,392,925      1.59     7.633       611        141,919   80.80     57.21
February 2009              2         213,553      0.06     7.034       568        106,776   73.07    100.00
March 2009                 4         834,161      0.25     5.988       676        208,540   80.87     62.83
April 2009                13       1,494,508      0.44     6.155       664        114,962   83.97     67.05
May 2009                   4       1,313,601      0.39     6.455       664        328,400   84.22     52.15
June 2009                  6       1,419,750      0.42     7.235       648        236,625   82.07     86.36
-----------------------------------------------------------------------------------------------------------
TOTAL:                 1,917    $338,194,795    100.00%    6.923%      639    $   176,419   83.98%    51.05%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE2
                         GROUP A COLLATERAL SUMMARY

                             ASSUMED MORTGAGE POOLS
                            FIXED RATE MORTGAGE LOANS

                                                                                             ORIGINAL      REMAINING     ORIGINAL
                                                                ORIGINAL       REMAINING     INTEREST-     INTEREST-    MONTHS TO
                             NET       ORIGINAL    REMAINING   AMORTIZATION   AMORTIZATION     ONLY          ONLY       PREPAYMENT
   CURRENT     MORTGAGE    MORTGAGE      TERM        TERM         TERM           TERM          TERM          TERM        PENALTY
 BALANCE ($)   RATE(%)     RATE(%)     (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)      (MONTHS)     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
    44,837.14    8.550       8.030       180         176           360           356             0             0             0
   198,937.11    7.811       7.291       180         176           360           356             0             0            36
   233,161.88    6.500       5.980       120         114           120           114             0             0            24
    27,479.93    7.500       6.980       120         114           120           114             0             0            36
   688,246.41    7.602       7.082       180         175           180           175             0             0             0
   147,189.60    9.237       8.717       180         176           180           176             0             0             6
   123,144.01    9.950       9.430       180         174           180           174             0             0            12
   211,498.36    7.551       7.031       180         177           180           177             0             0            24
 3,103,380.63    7.095       6.575       180         176           180           176             0             0            36
   105,515.27    6.250       5.730       180         174           180           174             0             0            60
   320,480.56    7.150       6.630       240         235           240           235             0             0             0
   345,657.84    6.893       6.373       240         234           240           234             0             0            12
   466,646.06    6.388       5.868       240         234           240           234             0             0            24
 1,785,094.76    6.861       6.341       240         235           240           235             0             0            36
   363,420.92    6.875       6.355       300         295           300           295             0             0            36
13,097,545.31    7.276       6.756       360         355           360           355             0             0             0
   698,700.29    7.559       7.039       360         356           360           356             0             0             6
 7,910,563.77    6.632       6.112       360         354           360           354             0             0            12
23,582,685.17    6.706       6.186       360         354           360           354             0             0            24
92,500,439.09    6.789       6.269       360         355           360           355             0             0            36
 1,278,487.04    6.275       5.755       360         354           360           354             0             0            60
 4,938,278.65    7.138       6.618       360         356           300           300            60            56             0
   348,400.00    6.934       6.414       360         356           300           300            60            56            24
 8,183,888.73    6.341       5.821       360         356           300           300            60            56            36
 1,673,086.95   11.867      11.347       180         176           360           356             0             0             0
    74,974.77   11.785      11.265       180         177           360           357             0             0            12
    83,635.87   10.972      10.452       180         175           360           355             0             0            24
 2,465,303.25   11.968      11.448       180         176           360           356             0             0            36
    52,306.59   10.676      10.156       180         174           180           174             0             0             0
    39,175.37   11.267      10.747       180         176           180           176             0             0            36
   606,431.40   12.343      11.823       240         236           240           236             0             0             0
    97,468.98   13.273      12.753       240         236           240           236             0             0            36
 1,565,395.90   12.080      11.560       360         356           360           356             0             0             0
   689,188.22   11.219      10.699       360         355           360           355             0             0            24
 4,788,763.01   11.414      10.894       360         356           360           356             0             0            36

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                                    ORIGINAL   REMAINING
                                                          ORIGINAL      REMAINING   INTEREST-  INTEREST-
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY
  CURRENT      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)   MARGIN(%)
-------------------------------------------------------------------------------------------------------------------
31,307,184.54   7.170     6.650      360       355          360           355            0          0       6.465
 1,645,942.22   7.652     7.132      360       356          360           356            0          0       5.940
 4,537,877.35   7.208     6.688      360       356          360           356            0          0       6.739
83,963,942.97   7.004     6.484      360       355          360           355            0          0       6.473
 1,876,651.91   6.600     6.080      360       356          360           356            0          0       5.936
 8,534,809.86   6.901     6.381      360       354          360           354            0          0       6.555
18,905,654.15   7.602     7.082      360       356          360           356            0          0       7.208

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                RATE     UNTIL NEXT            MONTHS TO
                RATE                                 CHANGE       RATE               PREPAYMENT
  CURRENT      CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)   CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX     EXPIRATION
-----------------------------------------------------------------------------------------------
31,307,184.54    2.993    1.000     13.716   7.071       6          19     6M LIBOR        0
 1,645,942.22    3.000    1.000     13.652   7.652       6          20     6M LIBOR        6
 4,537,877.35    2.890    1.000     14.109   7.209       6          20     6M LIBOR       12
83,963,942.97    2.990    1.000     13.509   6.917       6          19     6M LIBOR       24
 1,876,651.91    3.000    1.000     12.600   6.600       6          20     6M LIBOR       30
 8,534,809.86    2.984    1.000     13.014   6.586       6          18     6M LIBOR       36
18,905,654.15    3.000    1.000     14.579   7.599       6          32     6M LIBOR        0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE2

 2,337,022.26   6.916     6.396      360       356          360           356            0
 1,999,842.41   7.137     6.617      360       356          360           356            0
72,165,725.13   7.267     6.747      360       356          360           356            0
   972,950.21   7.326     6.806      360       356          360           356            0
 1,109,952.82   6.350     5.830      360       354          360           354            0
   449,378.01   5.988     5.468      360       354          360           354            0
 1,667,991.89   5.894     5.374      356       350          356           350            0
    40,808.38   7.825     7.305      360       354          360           354            0
 5,918,109.28   7.097     6.577      360       356          324           324           36
 6,378,907.53   6.581     6.061      360       355          335           335           25
49,186,436.40   6.371     5.851      360       355          326           326           34
   496,310.68   6.843     6.323      360       356          300           300           60
   336,650.00   6.911     6.391      360       356          336           336           24
   352,000.00   7.625     7.105      360       357          324           324           36
 2,412,828.20   6.561     6.041      360       356          324           324           36
40,522,519.25   6.349     5.829      360       355          324           324           36
   500,000.00   7.400     6.880      360       355          300           300           60
   575,300.00   7.040     6.520      360       356          300           300           60

 2,337,022.26       0       6.666      3.000    1.000     13.916   6.916       6          32     6M LIBOR       12
 1,999,842.41       0       6.722      3.000    1.000     14.083   7.082       6          32     6M LIBOR       24
72,165,725.13       0       7.014      3.000    1.001     14.239   7.261       6          32     6M LIBOR       36
   972,950.21       0       5.829      2.000    2.000     13.326   7.326      12          56      1Y CMT        36
 1,109,952.82       0       5.661      2.721    1.000     12.532   5.661       6          53     6M LIBOR        0
   449,378.01       0       5.861      2.529    1.000     11.988   5.861       6          54     6M LIBOR       24
 1,667,991.89       0       5.651      2.243    1.000     11.894   5.651       6          54     6M LIBOR       36
    40,808.38       0       7.000      2.000    1.000     18.000   7.000       6           5     6M LIBOR       36
 5,918,109.28      32       6.460      3.000    1.028     13.748   7.097       6          20     6M LIBOR        0
 6,378,907.53      20       6.573      3.000    1.167     13.548   6.581       6          19     6M LIBOR       12
49,186,436.40      29       6.158      3.000    1.130     13.119   6.371       6          19     6M LIBOR       24
   496,310.68      56       5.855      3.000    1.000     12.843   6.843       6          20     6M LIBOR       30
   336,650.00      20       6.621      3.000    1.124     13.911   6.911       6          20     6M LIBOR       36
   352,000.00      33       7.375      3.000    1.000     14.625   7.625       6          33     6M LIBOR       12
 2,412,828.20      32       6.510      3.000    1.083     13.561   6.561       6          32     6M LIBOR       24
40,522,519.25      31       6.120      3.000    1.011     13.345   6.349       6          31     6M LIBOR       36
   500,000.00      55       6.250      2.000    2.000     13.400   7.400      12          55      1Y CMT         0
   575,300.00      56       5.942      2.000    2.000     13.040   7.040      12          56      1Y CMT        36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE2

                            ONE MONTH LIBOR CAP TABLE

        BEGINNING   ENDING      NOTIONAL        1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL     BALANCE ($)   LOWER COLLAR (%)  UPPER COLLAR (%)
-------------------------------------------------------------------------------
1        10/21/04  11/25/04  502,087,000.00         5.275            8.870
2        11/25/04  12/25/04  495,702,231.69         6.220            8.870
3        12/25/04  01/25/05  488,245,618.38         6.009            8.870
4        01/25/05  02/25/05  479,738,225.47         6.012            8.870
5        02/25/05  03/25/05  470,205,692.41         6.700            8.870
6        03/25/05  04/25/05  459,744,843.76         6.018            8.870
7        04/25/05  05/25/05  448,602,162.50         6.235            8.870
8        05/25/05  06/25/05  436,896,656.35         6.026            8.870
9        06/25/05  07/25/05  425,208,719.69         6.244            8.870
10       07/25/05  08/25/05  413,835,542.01         6.034            8.870
11       08/25/05  09/25/05  402,769,316.96         6.039            8.870
12       09/25/05  10/25/05  392,001,545.25         6.257            8.870
13       10/25/05  11/25/05  381,523,967.53         6.048            8.870
14       11/25/05  12/25/05  371,328,557.58         6.267            8.870
15       12/25/05  01/25/06  361,407,515.62         6.057            8.870
16       01/25/06  02/25/06  351,753,261.82         6.062            8.870
17       02/25/06  03/25/06  342,358,430.02         6.757            8.870
18       03/25/06  04/25/06  333,013,710.62         6.072            8.870
19       04/25/06  05/25/06  320,323,649.55         6.343            8.870
20       05/25/06  06/25/06  306,289,367.80         7.047            8.870
21       06/25/06  07/25/06  292,968,834.60         7.376            8.870
22       07/25/06  08/25/06  280,311,989.77         7.122            8.870
23       08/25/06  09/25/06  268,401,742.35         7.119            8.870
24       09/25/06  10/25/06  259,172,895.83         7.374            8.870
25       10/25/06  11/25/06  251,413,076.38         7.139            8.870
26       11/25/06  12/25/06  243,897,636.74         7.702            8.870
27       12/25/06  01/25/07  236,614,912.01         7.468            8.870
28       01/25/07  02/25/07  229,557,297.53         7.468            8.870
29       02/25/07  03/25/07  222,717,446.08         8.310            8.870
30       03/25/07  04/25/07  216,088,258.91         7.470            8.870
31       04/25/07  05/25/07  209,648,584.82         7.747            8.870
32       05/25/07  06/25/07  203,407,000.83         7.976            8.870
33       06/25/07  07/25/07  197,345,852.67         8.775            8.870
34       07/25/07  08/25/07  191,477,580.32         8.477            8.870
35       08/25/07  09/25/07  185,788,835.26         8.473            8.870
36       09/25/07  10/25/07  180,273,873.60         8.764            8.870
37       10/25/07  11/25/07  174,927,066.80         8.479            8.870
38       11/25/07  12/25/07  172,432,061.90         8.870            8.870
39       12/25/07  01/25/08  167,581,363.09         8.833            8.870
40       01/25/08  02/25/08  162,877,711.74         8.813            8.870
41       02/25/08  03/25/08  158,316,371.02         8.870            8.870
42       03/25/08  04/25/08  153,892,763.16         8.773            8.870

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-HE2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

          PAYMENT      AVAIL. FUNDS     AVAIL. FUNDS
PERIOD     DATE       CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   -------------
  1      11/25/2004       5.655            5.655
  2      12/25/2004       6.600            9.250
  3       1/25/2005       6.389            9.250
  4       2/25/2005       6.392            9.250
  5       3/25/2005       7.080            9.250
  6       4/25/2005       6.398            9.250
  7       5/25/2005       6.615            9.250
  8       6/25/2005       6.406            9.250
  9       7/25/2005       6.624            9.250
  10      8/25/2005       6.414            9.250
  11      9/25/2005       6.419            9.250
  12     10/25/2005       6.637            9.250
  13     11/25/2005       6.427            9.250
  14     12/25/2005       6.646            9.250
  15      1/25/2006       6.437            9.250
  16      2/25/2006       6.442            9.250
  17      3/25/2006       7.137            9.250
  18      4/25/2006       6.452            9.250
  19      5/25/2006       6.706            9.250
  20      6/25/2006       7.035            9.250
  21      7/25/2006       7.315            9.250
  22      8/25/2006       7.081            9.250
  23      9/25/2006       7.084            9.250
  24     10/25/2006       7.326            9.250
  25     11/25/2006       7.094            9.250
  26     12/25/2006       7.335            9.250
  27      1/25/2007       7.103            9.250
  28      2/25/2007       7.108            9.250

          PAYMENT      AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   -------------
  29      3/25/2007       7.875            9.250
  30      4/25/2007       7.118            9.250
  31      5/25/2007       7.361            9.250
  32      6/25/2007       7.262            9.250
  33      7/25/2007       7.829            9.250
  34      8/25/2007       7.582            9.250
  35      9/25/2007       7.585            9.250
  36     10/25/2007       7.842            9.250
  37     11/25/2007       7.594            9.250
  38     12/25/2007       7.729            9.358
  39      1/25/2008       7.473            9.250
  40      2/25/2008       7.467            9.250
  41      3/25/2008       7.975            9.805
  42      4/25/2008       7.454            9.250
  43      5/25/2008       7.695            9.438
  44      6/25/2008       7.441            9.293
  45      7/25/2008       7.682            9.742
  46      8/25/2008       7.428            9.406
  47      9/25/2008       7.421            9.383
  48     10/25/2008       7.662            9.672
  49     11/25/2008       7.408            9.337
  50     12/25/2008       7.648            9.684
  51      1/25/2009       7.395            9.485
  52      2/25/2009       7.389            9.461
  53      3/25/2009       8.173           10.448
  54      4/25/2009       7.378            9.416
  55      5/25/2009       7.622            9.711
  56      6/25/2009       7.371            9.427

          PAYMENT      AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   -------------
  57      7/25/2009       7.612            9.849
  58      8/25/2009       7.360            9.506
  59      9/25/2009       7.353            9.480
  60     10/25/2009       7.592            9.771
  61     11/25/2009       7.340            9.432
  62     12/25/2009       7.578            9.720
  63      1/25/2010       7.328            9.381
  64      2/25/2010       7.321            9.356
  65      3/25/2010       8.099           10.330
  66      4/25/2010       7.309            9.306
  67      5/25/2010       7.546            9.593
  68      6/25/2010       7.296            9.260
  69      7/25/2010       7.533            9.546
  70      8/25/2010       7.284            9.213
  71      9/25/2010       7.281            9.190
  72     10/25/2010       7.525            9.482
  73     11/25/2010       7.284            9.162
  74     12/25/2010       7.528            9.452
  75      1/25/2011       7.287            9.132
  76      2/25/2011       7.289            9.118
  77      3/25/2011       8.072           10.079
  78      4/25/2011       7.294            9.090
  79      5/25/2011       7.540            9.380
  80      6/25/2011       7.299            9.065
  81      7/25/2011       7.546            9.357
  82      8/25/2011       7.306            9.043
  83      9/25/2011       7.310            9.031
  84     10/25/2011       7.557            9.319

(1)   Available Funds Cap is a per annum rate equal to 12 times the quotient of
      (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.84%, 2.21% and 2.21%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 1.84%, 2.21% and 2.21%, respectively, for the first Distribution Date and all increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-HE2

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                  0%                   80%                100%                    150%                 200%
                             PRICING SPEED        PRICING SPEED       PRICING SPEED          PRICING SPEED        PRICING SPEED
                               TO CALL              TO CALL             TO CALL                 TO CALL              TO CALL
                             --------------------------------------------------------------------------------------------------
                              DISC MARGIN          DISC MARGIN         DISC MARGIN            DISC MARGIN          DISC MARGIN
                             ==================================================================================================
CLASS A-1A

            100.00000%                  38                   38                   38                    38                   38

              WAL(YRS)               18.59                 2.98                 2.33                  1.27                 0.95
         MOD DURN(YRS)               14.82                 2.83                 2.24                  1.25                 0.94
      PRINCIPAL WINDOW       Nov04 - Mar33        Nov04 - Aug13        Nov04 - Oct11         Nov04 - Oct07        Nov04 - Sep06

CLASS A-1B

            100.00000%                  45                   45                   45                    45                   45

              WAL(YRS)               18.59                 2.98                 2.33                  1.27                 0.95
         MOD DURN(YRS)               14.71                 2.82                 2.23                  1.25                 0.94
      PRINCIPAL WINDOW       Nov04 - Mar33        Nov04 - Aug13        Nov04 - Oct11         Nov04 - Oct07        Nov04 - Sep06

CLASS A-2A

            100.00000%                  15                   15                   15                    15                   15

              WAL(YRS)               13.07                 1.19                 1.00                  0.71                 0.55
         MOD DURN(YRS)               11.31                 1.18                 0.99                  0.70                 0.54
      PRINCIPAL WINDOW       Nov04 - Jun25        Nov04 - Jan07        Nov04 - Aug06         Nov04 - Feb06        Nov04 - Oct05

 CLASS A-2B

            100.00000%                  30                   30                   30                    30                   30

              WAL(YRS)               24.30                 4.02                 3.00                  1.74                 1.34
         MOD DURN(YRS)               18.94                 3.85                 2.90                  1.71                 1.33
      PRINCIPAL WINDOW       Jun25 - Jul32        Jan07 - Dec11        Aug06 - Jun10         Feb06 - Jan07        Oct05 - Jun06

 CLASS A-2C

            100.00000%                  53                   53                   53                    53                   53

              WAL(YRS)               28.33                 8.55                 6.76                  2.61                 1.77
         MOD DURN(YRS)               20.62                 7.75                 6.26                  2.54                 1.74
      PRINCIPAL WINDOW       Jul32 - Mar33        Dec11 - Aug13        Jun10 - Oct11         Jan07 - Oct07        Jun06 - Sep06

CLASS M-1

            100.00000%                  75                   75                   75                    75                   75

              WAL(YRS)               26.08                 5.74                 4.85                  4.24                 2.20
         MOD DURN(YRS)               18.91                 5.29                 4.54                  4.03                 2.14
      PRINCIPAL WINDOW       Sep26 - Mar33        Dec07 - Aug13        Mar08 - Oct11         Oct07 - Feb09        Sep06 - Apr07

 CLASS M-2

            100.00000%                 135                  135                  135                   135                  135

              WAL(YRS)               26.08                 5.73                 4.74                  4.19                 2.76
         MOD DURN(YRS)               17.59                 5.17                 4.36                  3.92                 2.64
      PRINCIPAL WINDOW       Sep26 - Mar33        Nov07 - Aug13        Jan08 - Oct11         Aug08 - Feb09        Apr07 - Aug07

 CLASS M-3

            100.00000%                 160                  160                  160                   160                  160

              WAL(YRS)               26.08                 5.72                 4.70                  3.87                 2.84
         MOD DURN(YRS)               17.08                 5.12                 4.30                  3.62                 2.70
      PRINCIPAL WINDOW       Sep26 - Mar33        Nov07 - Aug13        Jan08 - Oct11         May08 - Feb09        Aug07 - Aug07
                                        38                   38                   38                    38                   38

                                     18.59                 2.98                 2.33                  1.27                 0.95
                                     14.82                 2.83                 2.24                  1.25                 0.94
                             Nov04 - Mar33        Nov04 - Aug13        Nov04 - Oct11         Nov04 - Oct07        Nov04 - Sep06

                                        45                   45                   45                    45                   45

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                       SERIES 2004-HE2

                             18.59           2.98            2.33           1.27             0.95
                             14.71           2.82            2.23           1.25             0.94
                     Nov04 - Mar33  Nov04 - Aug13   Nov04 - Oct11  Nov04 - Oct07    Nov04 - Sep06

                                15             15              15             15               15

                             13.07           1.19            1.00           0.71             0.55
                             11.31           1.18            0.99           0.70             0.54
   PRINCIPAL WINDOW  Nov04 - Jun25  Nov04 - Jan07   Nov04 - Aug06  Nov04 - Feb06    Nov04 - Oct05

(1) Assumes 10/21/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                       SERIES 2004-HE2

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                           0%             80%           100%            150%              200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED
                         TO CALL        TO CALL        TO CALL         TO CALL          TO CALL
                     ----------------------------------------------------------------------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN      DISC MARGIN
                     ============================================================================
CLASS B-1

        100.00000%             210            210            210             210              210

          WAL(YRS)           26.08           5.72           4.68            3.74             2.84
     MOD DURN(YRS)           16.12           5.03           4.22            3.46             2.68
  PRINCIPAL WINDOW   Sep26 - Mar33  Nov07 - Aug13  Dec07 - Oct11   Mar08 - Feb09    Aug07 - Aug07
CLASS B-2

        100.00000%             300            300            300             300              300

          WAL(YRS)           26.08           5.72           4.67            3.63             2.84
     MOD DURN(YRS)           14.58           4.87           4.10            3.30             2.63
  PRINCIPAL WINDOW   Sep26 - Mar33  Nov07 - Aug13  Dec07 - Oct11   Feb08 - Feb09    Aug07 - Aug07
CLASS B-3

         94.04964%             394            476            500             538              581

         WAL (YRS)           26.08           5.72           4.66            3.56             2.84
    MOD DURN (YRS)           13.41           4.69           3.95            3.16             2.57
  PRINCIPAL WINDOW   Sep26 - Mar33  Nov07 - Aug13  Nov07 - Oct11   Jan08 - Feb09    Aug07 - Aug07
CLASS B-4

         82.93133%             517            776            850             971             1085

         WAL (YRS)           26.04           5.61           4.55            3.45             2.84
    MOD DURN (YRS)           12.17           4.38           3.70            2.96             2.48
  PRINCIPAL WINDOW   Sep26 - Mar33  Nov07 - Aug13  Nov07 - Oct11   Dec07 - Feb09    Aug07 - Aug07

(1) Assumes 10/21/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                             0%                80%                100%               150%              200%
                       PRICING SPEED      PRICING SPEED       PRICING SPEED      PRICING SPEED     PRICING SPEED
                        TO MATURITY        TO MATURITY         TO MATURITY        TO MATURITY       TO MATURITY
                       -----------------------------------------------------------------------------------------
                        DISC MARGIN        DISC MARGIN         DISC MARGIN        DISC MARGIN       DISC MARGIN
                       =========================================================================================
CLASS A-1A
         100.00000%               38                 41                  41                 38                38

           WAL(YRS)            18.64               3.26                2.56               1.27              0.95
      MOD DURN(YRS)            14.85               3.05                2.43               1.25              0.94
   PRINCIPAL WINDOW    Nov04 - May34      Nov04 - Mar25       Nov04 - Aug21      Nov04 - Oct07     Nov04 - Sep06
CLASS A-1B
         100.00000%               45                 48                  49                 45                45

           WAL(YRS)            18.64               3.28                2.58               1.27              0.95
      MOD DURN(YRS)            14.74               3.06                2.44               1.25              0.94
   PRINCIPAL WINDOW    Nov04 - May34      Nov04 - Jul25       Nov04 - Dec21      Nov04 - Oct07     Nov04 - Sep06
CLASS A-2A
         100.00000%               15                 15                  15                 15                15

           WAL(YRS)            13.07               1.19                1.00               0.71              0.55
      MOD DURN(YRS)            11.31               1.18                0.99               0.70              0.54
   PRINCIPAL WINDOW    Nov04 - Jun25      Nov04 - Jan07       Nov04 - Aug06      Nov04 - Feb06     Nov04 - Oct05
 CLASS A-2B
         100.00000%               30                 30                  30                 30                30

           WAL(YRS)            24.30               4.02                3.00               1.74              1.34
      MOD DURN(YRS)            18.94               3.85                2.90               1.71              1.33
   PRINCIPAL WINDOW    Jun25 - Jul32      Jan07 - Dec11       Aug06 - Jun10      Feb06 - Jan07     Oct05 - Jun06
 CLASS A-2C
         100.00000%               54                 63                  64                 53                53

           WAL(YRS)            28.75              11.01                8.80               2.61              1.77
      MOD DURN(YRS)            20.84               9.61                7.88               2.54              1.74
   PRINCIPAL WINDOW    Jul32 - May34      Dec11 - Jul25       Jun10 - Dec21      Jan07 - Oct07     Jun06 - Sep06
CLASS M-1
         100.00000%               75                 78                  78                 87                75

           WAL(YRS)            26.20               6.42                5.41               6.40              2.20
      MOD DURN(YRS)            18.97               5.80                4.99               5.86              2.14
   PRINCIPAL WINDOW    Sep26 - Apr34      Dec07 - Nov21       Mar08 - Oct18      Oct07 - Mar16     Sep06 - Apr07
 CLASS M-2
         100.00000%              135                140                 140                140               148

           WAL(YRS)            26.20               6.34                5.23               4.56              3.52
      MOD DURN(YRS)            17.64               5.61                4.74               4.23              3.28
   PRINCIPAL WINDOW    Sep26 - Mar34      Nov07 - Jan20       Jan08 - Mar17      Aug08 - Oct12     Apr07 - Dec12
 CLASS M-3
         100.00000%              160                165                 166                165               198

           WAL(YRS)            26.19               6.26                5.13               4.16              5.71
      MOD DURN(YRS)            17.12               5.50                4.62               3.86              5.13
   PRINCIPAL WINDOW    Sep26 - Jan34      Nov07 - Jun18       Jan08 - Oct15      May08 - Oct11     Nov09 - Apr11

(1) Assumes 10/21/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                             0%                80%                100%                150%             200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED       PRICING SPEED     PRICING SPEED
                        TO MATURITY        TO MATURITY        TO MATURITY         TO MATURITY       TO MATURITY
                       -----------------------------------------------------------------------------------------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN         DISC MARGIN       DISC MARGIN
                       =========================================================================================
CLASS B-1
         100.00000%              210                216                 216                216               248

           WAL(YRS)            26.19               6.19                5.06               3.99              4.66
      MOD DURN(YRS)            16.16               5.34                4.49               3.67              4.21
   PRINCIPAL WINDOW    Sep26 - Jan34      Nov07 - Aug17       Dec07 - Jan15      Mar08 - Apr11     Jan09 - Nov09
 CLASS B-2
         100.00000%              300                306                 307                306               341

           WAL(YRS)            26.17               6.08                4.95               3.82              4.02
      MOD DURN(YRS)            14.60               5.09                4.29               3.45              3.61
   PRINCIPAL WINDOW    Sep26 - Nov33      Nov07 - Aug16       Dec07 - Mar14      Feb08 - Sep10     Jul08 - Jan09
CLASS B-3
          94.04964%              394                477                 501                538               569

          WAL (YRS)            26.13               5.90                4.80               3.66              3.64
     MOD DURN (YRS)            13.42               4.79                4.04               3.23              3.22
   PRINCIPAL WINDOW    Sep26 - Aug33      Nov07 - Mar15       Nov07 - Jan13      Jan08 - Dec09     Apr08 - Jul08
CLASS B-4
          82.93133%              517                775                 850                971              1006

          WAL (YRS)            26.05               5.62                4.56               3.46              3.40
     MOD DURN (YRS)            12.17               4.39                3.71               2.96              2.93
   PRINCIPAL WINDOW    Sep26 - May33      Nov07 - Dec13       Nov07 - Jan12      Dec07 - Apr09     Jan08 - Apr08

(1) Assumes 10/21/04 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.84%, 6ML = 2.21% and 1YrCMT = 2.21%) and forward LIBOR (1YrCMT is assumed to have the same values as 6ML), and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                          STATIC LIBOR                             FORWARD LIBOR
                              ------------------------------------------------------------------------------
                              35% LOSS      45% LOSS      55% LOSS      35% LOSS      45% LOSS      55% LOSS
                              SEVERITY      SEVERITY      SEVERITY      SEVERITY      SEVERITY      SEVERITY
                              ------------------------------------------------------------------------------
CLASS M-1       CDR Break      30.412%       22.386%       17.701%       26.902%       19.452%       15.195%
                Cum Loss        18.81%        20.04%        20.91%        17.50%        18.27%        18.78%

CLASS M-2       CDR Break      22.295%       16.858%       13.545%       18.689%       13.897%       11.044%
                Cum Loss        15.54%        16.54%        17.24%        13.83%        14.39%        14.77%

CLASS M-3       CDR Break      19.756%       15.065%       12.169%       16.159%       12.124%        9.693%
                Cum Loss        14.35%        15.26%        15.90%        12.49%        12.99%        13.32%

CLASS B-1       CDR Break      17.288%       13.278%       10.777%       13.793%       10.447%        8.397%
                Cum Loss        13.09%        13.90%        14.47%        11.13%        11.57%        11.85%

CLASS B-2       CDR Break      14.870%       11.503%        9.379%       11.630%        8.887%        7.192%
                Cum Loss        11.75%        12.46%        12.95%         9.78%        10.16%        10.42%

CLASS B-3       CDR Break      13.416%       10.441%        8.542%       10.387%        7.988%        6.485%
                Cum Loss        10.89%        11.55%        12.01%         8.95%         9.30%         9.54%

CLASS B-4       CDR Break      12.339%        9.658%        7.934%        9.274%        7.174%        5.845%
                Cum Loss        10.23%        10.85%        11.30%         8.18%         8.50%         8.72%

                             [FORWARD LIBOR GRAPH]

[PLOTPOINTS YET TO COME]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-HE2

                                 EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.84%, 6ML = 2.21% and 1YrCMT = 2.21%) and forward LIBOR (1YrCMT is assumed to have the same values as 6ML). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD             (STATIC LIBOR)         (FORWARD LIBOR)
-----------------------------------------------------------
Avg yr1                  405                  341
Avg yr2                  429                  288
Avg yr3                  468                  315
Avg yr4                  485                  329
Avg yr5                  483                  300

             EXCESS                                   EXCESS                  EXCESS                                 EXCESS
            SPREAD IN                               SPREAD IN                SPREAD IN                             SPREAD IN
               BPS        1 MONTH      6 MONTH         BPS                      BPS        1 MONTH     6 MONTH        BPS
             (STATIC      FORWARD      FORWARD       (FORWARD                 (STATIC      FORWARD     FORWARD      (FORWARD
PERIOD        LIBOR)       LIBOR        LIBOR         LIBOR)     PERIOD       LIBOR)        LIBOR       LIBOR        LIBOR)
----------------------------------------------------------------------------------------------------------------------------
  1            327        1.8400%      2.2100%         327         43           499        4.5516%     4.6944%         341
  2            421        2.0197%      2.3354%         403         44           474        4.5925%     4.7310%         316
  3            400        2.1635%      2.4352%         367         45           499        4.6294%     4.7695%         347
  4            399        2.2866%      2.5281%         355         46           474        4.6674%     4.8055%         313
  5            468        2.4231%      2.6183%         409         47           474        4.7086%     4.8408%         308
  6            399        2.4779%      2.6909%         335         48           498        4.7397%     4.8771%         332
  7            420        2.5483%      2.7678%         349         49           472        4.7723%     4.9084%         299
  8            398        2.6485%      2.8498%         317         50           496        4.8118%     4.9414%         328
  9            419        2.7099%      2.9257%         332         51           471        4.8454%     4.9765%         297
  10           397        2.7855%      3.0080%         303         52           470        4.8783%     5.0062%         292
  11           396        2.8757%      3.0999%         293         53           548        4.9123%     5.0383%         379
  12           417        2.9494%      3.1755%         307         54           469        4.9380%     5.0712%         283
  13           395        3.0283%      3.2554%         277         55           493        4.9662%     5.1005%         307
  14           416        3.1117%      3.3371%         289         56           468        5.0025%     5.1325%         279
  15           394        3.1981%      3.4101%         260         57           492        5.0324%     5.1652%         306
  16           394        3.2888%      3.4805%         250         58           466        5.0619%     5.1946%         272
  17           462        3.3677%      3.5461%         309         59           465        5.0967%     5.2276%         267
  18           393        3.4184%      3.6048%         237         60           489        5.1246%     5.2559%         291
  19           416        3.4865%      3.6644%         255         61           464        5.1528%     5.2834%         258
  20           447        3.5646%      3.7238%         314         62           487        5.1840%     5.3112%         286
  21           473        3.6113%      3.7736%         340         63           462        5.2144%     5.3401%         256
  22           448        3.6609%      3.8270%         307         64           461        5.2452%     5.3664%         251
  23           446        3.7325%      3.8777%         298         65           539        5.2725%     5.3968%         337
  24           469        3.7719%      3.9219%         318         66           460        5.2938%     5.4232%         242
  25           444        3.8136%      3.9717%         288         67           483        5.3165%     5.4489%         266
  26           467        3.8770%      4.0154%         323         68           458        5.3454%     5.4792%         238
  27           442        3.9171%      4.0586%         293         69           482        5.3747%     5.5056%         263
  28           441        3.9608%      4.1057%         287         70           457        5.4021%     5.5334%         231
  29           516        4.0130%      4.1455%         363         71           457        5.4296%     5.5629%         227
  30           439        4.0482%      4.1866%         276         72           481        5.4570%     5.5885%         251
  31           461        4.0855%      4.2327%         296         73           458        5.4843%     5.6150%         221
  32           450        4.1362%      4.2730%         291         74           482        5.5087%     5.6436%         249
  33           504        4.1704%      4.3131%         363         75           459        5.5401%     5.6675%         220
  34           478        4.2070%      4.3556%         329         76           459        5.5688%     5.6912%         216
  35           476        4.2584%      4.3965%         322         77           538        5.5903%     5.7161%         303
  36           500        4.2974%      4.4355%         344         78           460        5.6144%     5.7384%         211
  37           473        4.3387%      4.4777%         310         79           485        5.6361%     5.7592%         236
  38           491        4.3814%      4.5107%         337         80           461        5.6589%     5.7819%         209
  39           470        4.4153%      4.5469%         325         81           486        5.6796%     5.8016%         235
  40           472        4.4523%      4.5843%         323         82           463        5.7027%     5.8230%         205
  41           525        4.4944%      4.6205%         378         83           464        5.7238%     5.8454%         202
  42           474        4.5212%      4.6584%         316         84           489        5.7423%     5.8631%         227

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.